                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2007

                                 TEAMSTAFF, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-18492

              NEW JERSEY                                 22-1899798
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  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

                      1545 PEACHTREE STREET, N.E. SUITE 340
                                ATLANTA, GA 30309
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              (Address and zip code of principal executive offices)

                                 (732) 748-1700
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               (Registrant's telephone number, including area code

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

          On April 30, 2007, the employment of James D. Houston, Chief Operating
          Officer and Chief Legal Officer of TeamStaff, was terminated. Mr.
          Houston served as Vice President, Business and Legal Affairs, General
          Counsel and Corporate Secretary of TeamStaff since May, 2005 and also assumed the duties of Chief Operating Officer in February 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     TeamStaff, Inc.

                                     By:  /s/ Rick Filippelli
                                          -----------------------------
                                     Name: Rick Filippelli
                                     Title:President and Chief Executive Officer
                                     Date: May 2, 2007

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